Exhibit 99.2

Faraday Future Announces Plans to Start Production of FF 91
Futurist in March 2023, Outlines Financing Progress and
Completion of Product Upgrades

Start of FF 91 Futurist Production Targeted in March 2023

●	Anticipated start of production of FF 91 Futurist at FF’s manufacturing facility “FF ieFactory California” at the end of March 2023, coming off the assembly line in early April, deliveries to users anticipated to begin April 2023, subject to timely receipt of additional financing and stockholder approval

Financing Update

●	Engaged in discussions with both potential new investors and existing FF investors to provide the estimated $150-170M of additional capital needed to produce the FF 91 Futurist

●	The Company has received a draft $30 million binding letter of intent from a current FF investor, which remains subject to Board approval and certain conditions including the negotiation and execution of definitive documentation

●	Existing FF Investors expected to provide capital to support production of FF 91 Futurist

●	Numerous cash conservation measures implemented to help ensure delivery of the FF 91 Futurist

FF 91 Futurist Product Power Upgrades

●	“Product and Technology Generation 2.0 program” product power upgrades announced for FF 91 Futurist

●	26 major new system and component upgrades made to FF 91 Futurist since 2021

Los Angeles, CA (December 15, 2022) - Faraday Future (“FF” or “the Company”), a California-based global shared intelligent electric mobility ecosystem company, today announced a series of strategic actions designed to support completion and launch of its Ultimate Intelligent TechLuxury FF 91 Futurist EV.

The Company expects to start production of a saleable FF 91 Futurist at the end of March 2023, coming off the assembly line in early April with deliveries before the end of April, subject to the timely availability of $150 to $170 million of additional funding and timely stockholder approval of an authorized share increase. During the Global Investor Business Update meeting today, management referenced the non-binding letter of intent. Subsequent to the recording of the meeting, FF received a $30 million binding letter of intent draft from a current FF investor. The agreement is subject to FF Board approval and conditions including negotiation and execution of definitive documentation.

Faraday Future continues to make progress with testing and validation of the FF 91 Futurist through the Product and Technology Generation 2.0 program (PT Gen 2.0). The generational upgrade from PT Gen 1.0 to PT Gen 2.0 consists of significant upgrades of systems and core components from both the vehicle, and I.A.I area – the advanced core, which stands for Internet, Autonomous Driving, and Intelligence. PT Gen 2.0 was achieved through upgrades of 26 major system and components. With 13 key upgrades throughout powertrain, battery, charging, chassis, interior from EV areas, as well 13 key upgrades from computing, sensing, communication, user interaction, and significant performance improvements to the FF 91 Futurist.

“The management team at FF is committed to executing the next milestones and I’m energized by the commitment of the team. We will utilize our capital in a disciplined manner that is focused on bringing the best product to market,” said Xuefeng (“XF”) Chen, Global Chief Executive Officer of FF.

The Company also announced it had completed manufacturing milestone #6, the completion of construction and equipment installation in vehicle assembly areas. This marks six of the seven milestones (the 7th milestone being SOP) that FF laid out late in 2021 to mark its manufacturing achievements towards the start of production of the FF 91 Futurist.

As the only next-gen Ultimate Intelligent TechLuxury EV product, the FF 91 Futurist puts forward a unique and intelligent EV experience with extreme technology, an ultimate user experience. The FF 91 Futurist features an industry-leading 1,050 horsepower, an EPA-certified range of 381 miles, 0-60 mph in 2.27 seconds, a unique rear intelligent Internet system, and a revolutionary user experience designed to create a mobile, connected, intelligent, and luxurious third Internet living space and user mobility ecosystem platform.

No assurance can be provided that the Company’s ongoing financing discussions with existing and potential new FF investors will result in binding commitments in a timely manner or at all. The Company’s plans with respect to additional funding assume stockholder approval of an authorized share increase by the end of January 2023. The Company intends to file a preliminary proxy statement and pursue stockholder approval of an authorized share increase in the near-term, but no assurance can be provided that such stockholder approval will be obtained in a timely manner or at all.

Webcast

Complete remarks and a recap of the Global Investor Business Update meeting can be found here: https://www.ff.com/us/global-investor-business-update-1215/

Users can preorder an FF 91 Futurist via the FF Intelligent App or through our website (English): https://www.ff.com/us/preorder/ or (Chinese): https://www.ff.com/cn/preorder/

Download the new FF Intelligent App (English): https://apps.apple.com/us/app/id1454187098 or https://play.google.com/store/apps/details?id=com.faradayfuture.online, (Chinese): http://appdownload.ff.com

ABOUT FARADAY FUTURE

Faraday Future is a class-defining luxury electric vehicle company. The Company has pioneered numerous innovations relating to its products, technology, business model, and user ecosystem since inception in 2014. Faraday Future aims to perpetually improve the way people move by creating a forward-thinking mobility ecosystem that integrates clean energy, AI, the Internet, and new usership models. Faraday Future’s first flagship product is the FF 91 Futurist.

FOLLOW FARADAY FUTURE:

https://www.ff.com/

http://appdownload.ff.com

https://twitter.com/FaradayFuture

https://www.facebook.com/faradayfuture/

https://www.instagram.com/faradayfuture/

www.linkedin.com/company/faradayfuture

NO OFFER OR SOLICITATION

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

FORWARD LOOKING STATEMENTS

This press release includes “forward looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements, which include statements regarding anticipated start of production (SOP) and delivery timing for our FF 91 Futurist vehicle, additional anticipated funding and timing for receipt thereof and FF stockholder approval of an authorized share increase and the timing thereof, are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the Company’s ability to satisfy the conditions precedent and close on the various financings previously disclosed by the Company and anticipated additional financings, the failure of any which could result in the Company seeking protection under the Bankruptcy Code; the Company’s ability to amend its certificate of incorporation to permit sufficient authorized shares to be issued in connection with the Company’s existing and contemplated financings; the ability of the Company to agree on definitive documents to effectuate the governance changes with FF Top; the Company’s ability to remain in compliance with its public filing requirements under the Securities Exchange Act of 1934, as amended, and the listing requirements of The Nasdaq Stock Market LLC (“Nasdaq”) and to continue to be listed on Nasdaq; the outcome of the SEC investigation relating to the matters that were the subject of the Special Committee investigation and other litigation involving the Company; the Company’s ability to execute on its plans to develop and market its vehicles and the timing of these development programs; the Company’s estimates of the size of the markets for its vehicles and cost to bring those vehicles to market; the rate and degree of market acceptance of the Company’s vehicles; the success of other competing manufacturers; the performance and security of the Company’s vehicles; potential litigation involving the Company; the result of future financing efforts and general economic and market conditions impacting demand for the Company’s products; recent cost, headcount and salary reduction actions may not be sufficient or may not achieve their expected results; and the ability of the Company to attract and retain directors and employees. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Company’s registration statement on Form S-1 filed on December 8, 2022, and other documents filed by the Company from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investors (English): ir@faradayfuture.com

Investors (Chinese): cn-ir@faradayfuture.com

Media: john.schilling@ff.com

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